SURGEONS
DIVERSIFIED
INVESTMENT
FUND

[GRAPHIC
OMITTED]   SERVING THE MEMBERSHIP OF THE
           AMERICAN COLLEGE OF SURGEONS

--------------------------------------------------------------------------------

PROSPECTUS

SEPTEMBER 1, 2006

Surgeons Diversified Investment Fund (the "Fund"), a series of Surgeons Diversified Investment Fund (the "Trust"), is an open-end, diversified management investment company offering its shares. Shares of the Fund are available only to U.S. citizen members of the American College of Surgeons (the "College"), their families and employees; affiliated retirement plans, physician practice plans and U.S. medical societies and associations all with College membership representation; and Trustees of the Trust. Shares of the Fund are no-load, which means you pay no sales charges.

For information or assistance in opening an account, please call toll-free 1-800-208-6070.

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


          DIVERSIFIED
SURGEONS  INVESTMENT
          FUND

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Risk/Return Summary .....................................................    1

Fees and Expenses .......................................................    5

Descriptions of the Underlying ETFs .....................................    6

Principal Risks of Investing in the Underlying ETFs .....................   10

Fund Management .........................................................   15

How the Fund Values Its Shares ..........................................   19

How to Buy Shares .......................................................   20

How to Redeem Shares ....................................................   24

Shareholder Statements and Reports ......................................   26

Dividends, Distributions and Taxes ......................................   26

Customer Privacy Policy .................................................   28

For More Information .............................................. Back Cover

RISK/RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE

     Surgeons Diversified Investment Fund seeks to provide long-term capital appreciation and income. The Fund may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is intended to provide an opportunity for U.S. citizen members of the American College of Surgeons (the "College"), their families and employees; affiliated retirement plans, physician practice plans and U.S. medical societies and associations all with College membership representation; and Trustees of the Trust to invest their assets and benefit from asset allocation, diversification, rebalancing and liquidity of the Fund.

     The Fund seeks to achieve its investment objective by investing up to 100% of its net assets in Exchange Traded Funds (the "Underlying ETFs"). Northern Trust Investments, N.A. (the "ETF Subadviser"), as an investment subadviser to the Fund, will be responsible for managing the Fund's investments in the Underlying ETFs. When the Fund has accumulated net assets of at least $100 million, the Fund intends to retain additional investment subadvisers in the equity and fixed income markets to achieve the Fund's investment objective and to invest in securities other than the Underlying ETFs.

     The Underlying ETFs are exchange traded investment companies that are registered under the Investment Company Act of 1940 and hold a portfolio of common stocks or other securities designed to track the performance of a particular index. The Underlying ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.

     Under normal market conditions, the Fund intends to allocate approximately 70% of its net assets (measured at market value at the time of purchase) to Underlying ETFs that invest primarily in equity securities ("Underlying Equity ETFs") and approximately 30% to Underlying ETF(s) that invest primarily in fixed income securities ("Underlying Fixed Income ETF(s)"). The Fund intends to invest approximately 25% of its assets in Underlying ETFs that invest primarily in equity securities of non-U.S. companies. Fixed income investments may include U.S. Government securities, non-convertible debt of "investment grade" quality (e.g., that Moody's has rated Baa or higher or S&P has rated BBB or higher) and money market instruments. The Fund may also invest in fixed income securities that are below "investment grade," but this is not a principal investment strategy. Within the fixed income portion of the Fund, the Fund intends to maintain a dollar weighted average maturity and duration consistent with its representative bond index (currently the Lehman Brothers U.S. Aggregate Index, the dollar weighted average maturity of which ranges from 5 to 10 years and is currently approximately 7 years and the duration of which ranges from 3.7 to 5.1 years). Duration is a measure of a fixed income security's price sensitivity to interest rate changes. Duration takes into account such security's cash flows over time including the possibility that a fixed income security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. For example, a 5 year duration means the security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. The greater a fixed income security or fund's duration, the greater its price volatility in response to changes in interest rates. In contrast, maturity measures only the time until final payment is due.

     The Fund intends to initially  allocate its assets as follows:

        ==========================================================
               ASSET CLASS                        ALLOCATION
        ==========================================================
          US EQUITY
            Large Cap Value Stocks                     8%
        ----------------------------------------------------------
            Large Cap Growth Stocks                    8%
        ----------------------------------------------------------
            Large Cap Index Stocks                     7%
        ----------------------------------------------------------
            Small Cap Value Stocks                     5%
        ----------------------------------------------------------
            Small Cap Growth  Stocks                   5%
        ----------------------------------------------------------
            REIT Stocks                                6%
        ----------------------------------------------------------
            Energy Stocks                              6%
        ----------------------------------------------------------
            SUB-TOTAL US EQUITY                       45%
        ----------------------------------------------------------
          INTERNATIONAL EQUITY                        25%
        ----------------------------------------------------------
          US FIXED INCOME                             30%
        ----------------------------------------------------------
          TOTAL                                      100%
        ==========================================================

     As a result of market gains or losses, the percentage of the Fund's assets invested in any asset allocation category may be different than the asset allocation model shown above. These percentages are approximate and the Fund's subadviser(s) will invest any shareholder investments received by the Fund in the manner it deems necessary to achieve the above-listed asset allocation; however, the actual percentage of the Fund's assets invested in each asset allocation category may fluctuate. Unless and until the Manager appoints a new subadviser to manage the portion of the Fund's portfolio allocated to U.S. fixed income securities, the Fund's investment in the iShares(R) Lehman Aggregate Bond Fund may exceed 25% of the Fund's net assets. The Fund may also hold a minimal amount of cash or cash equivalents, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

     The Fund has no restrictions on market capitalization. The Fund intends to be broadly diversified according to market capitalization and sector, geography, and other investment characteristics. Surgeons Asset Management, LLC, the Fund's investment manager (the "Manager"), reserves the right to adjust the asset allocation model to respond to changes in the market or if it believes the fundamental outlook for a certain asset class has changed significantly. The Manager will review the asset allocation of the Fund three to four times annually to determine whether to alter the asset allocation model. In making its determination, the Manager will evaluate market conditions, such as interest rate changes, economic, financial and political factors, and any conditions that have a disproportionate effect on a certain segment of the market. The Fund may invest in Underlying ETFs that mirror the Fund's proposed asset allocation based upon various criteria, including performance benchmarks, established by the Manager.

     The Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying ETFs in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying ETFs from time to time. The ETF Subadviser will review the asset allocation of the Fund and consider whether to rebalance the Fund at least quarterly, and more often as it deems necessary. The frequency with which the ETF Subadviser rebalances the Fund will depend to a large extent upon the amount and frequency of share purchases and redemptions and the extent to which the values of portfolio securities fluctuate.

     When the Fund has accumulated net assets of at least $100 million, the Fund intends to retain additional subadvisers who will pursue the Fund's investment objective. For the fixed income portion of the Fund's portfolio, the subadvisers will vary the average maturity of the Fund's assets and make buy and sell decisions of individual securities based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The Fund has no restrictions concerning the minimum or maximum maturity of its fixed income investments.

     For the equity portion of the Fund's portfolio, the investment strategies of the Fund's subadvisers will differ, but typically will emphasize individual securities that have one or more of the following characteristics:

o prices they believe are significantly below the intrinsic value of the company;

o    favorable prospects for earnings growth;

o    above average return on equity and dividend yield;

o a professional management team that has produced strong and consistent company performance; and

o    sound overall financial condition of the issuer.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. You should carefully consider the Fund's investment risks before deciding whether to invest in the Fund. This information is important to your investment choice.

     INVESTING IN THE UNDERLYING ETFS. The Fund's investments are concentrated in the Underlying ETFs, and the Fund's investment performance is directly related to the investment performance of the Underlying ETFs it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying ETFs to meet their objectives as well as the allocation among those Underlying ETFs by the Manager and ETF Subadviser. The value of the Underlying ETFs' investments, and the net asset values of the shares of both the Fund and the Underlying ETFs, will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying ETFs invest. There can be no assurance that the investment objective of the Fund or any Underlying ETF will be achieved.

Investing in the Underlying ETFs involves risks generally associated with investments in a broadly based portfolio of common stocks that do not apply to conventional funds, including: (1) the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an Underlying ETF; (2) an active trading market for an Underlying ETF's shares may not develop or be maintained; (3) trading of an Underlying ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) Underlying ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily.

     INVESTING IN FIXED INCOME SECURITIES. The Fund intends to invest approximately 30% of its assets in fixed income securities, or Underlying ETFs that invest primarily in fixed income securities. In addition, other Underlying ETFs may also invest to a lesser extent in fixed income securities and thus the Fund is subject to interest rate risk and credit risk. Interest rate risk is the chance that fixed income securities prices will fall as interest rates rise. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities. Credit risk is the risk that an issuer or guarantor of fixed income securities may default on its obligation to pay interest and repay principal.

     INVESTING IN FOREIGN SECURITIES. The Fund intends to invest approximately 25% of its assets in international equity securities, or Underlying ETFs that invest primarily in international equity securities. In addition, other ETFs may also invest to a lesser extent in foreign issuers and thus the Fund is subject to additional risks, including changes in foreign currency exchange rates and political risk associated with investing in foreign issuers. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin, Central and South America, Eastern Europe, Africa and the Middle East. Therefore, investing in the Fund generally involves certain risks considerations not typically associated with investing in securities of U.S. issuers, such as less liquid and less efficient markets, greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction costs or settlement fees and the potential for difficulties in enforcing contractual obligations. Since foreign exchanges are open on days when the Fund does not price its shares, the value of any foreign securities held by the Fund or an Underlying ETF may change on days when shareholders will not be able to purchase or sell the Fund's shares.

     EXPENSES. You may invest in the Underlying ETFs directly. By investing in the Underlying ETFs indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying ETFs held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. The expenses of the Underlying ETFs are listed below under "Fund Management."

     More information about the investment techniques of the Underlying ETFs, and their associated risks, is provided under "Descriptions of the Underlying ETFs" and "Principal Risks of the Underlying ETFs" in this Prospectus and in the Statement of Additional Information ("SAI").

PERFORMANCE HISTORY

     Please note that performance information has not been presented because the Fund has not been in existence for at least one calendar year.

FEES AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
    Sales Charge  (Load)  Imposed on Purchases                   None
    Deferred  Sales Charge  (Load)                               None
    Sales  Charge (Load) Imposed on Reinvested Dividends         None
    Redemption Fee (as a percentage of the amount redeemed)      None

     The Fund's expenses shown in the table below do not include the pro rata expenses of the Underlying ETFs. The Fund's expenses would be higher if such expenses were included.

ANNUAL FUND  OPERATING  EXPENSES  (EXPENSES  THAT ARE DEDUCTED FROM FUND ASSETS)

    Management Fees                                             1.00%
    Distribution (12b-1) Fees                                   0.25%
    Other Expenses1                                             0.67%
                                                                ----
    Total Annual Fund Operating Expenses                        1.92%
    Less Management Fee Waivers2                               (0.57%)
                                                                -----
    Net Annual Fund  Operating  Expenses                        1.35%
                                                                ====

1 Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year. Certain expenses, including custodian expenses, registrar and transfer agent expenses, Trustees' fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in the Underlying ETFs. "Other Expenses" do not include the expenses of the Underlying ETFs, which range from 0.09% to 0.95% per annum of such ETFs' average daily net assets. The weighted average of the expenses of the Underlying ETFs in which the Fund expects to invest as of the date of this prospectus is 0.30%.

2 For the period from commencement of the Fund through August 31, 2009, the Manager has contractually agreed to waive fees and/or reimburse the Fund's expenses to the extent necessary to limit the Fund's net operating expenses to 1.35% per annum of the Fund's average daily net assets. Management fee waivers and expense reimbursements by the Manager are generally subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses to exceed 1.35% per annum.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 YEAR            3 YEARS
                          ------            -------
                           $ 137             $ 428

     In addition to the direct expenses of the Fund set forth above, the Fund will also bear the expenses of the Underlying ETFs in which it invests. The costs presented above do not include such expenses of the Underlying ETFs. If they did, the expenses would be higher and the Fund's returns would be lower.

DESCRIPTIONS OF THE UNDERLYING ETFS
================================================================================

     A description of the other investment strategies that the Underlying ETFs may employ and the risks associated with these strategies is provided below. Because of the types of securities in which the Fund invests and the investment techniques that the Fund uses, the Fund is designed for investors who are investing all or a portion of their assets for the long term. While the Manager tries to reduce risks by diversifying investments, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective.

     The following is a concise description of the investment objectives and practices of each Underlying ETF in which the Fund intends to invest as of the date of this Prospectus. No offer is made in this Prospectus of any of the Underlying ETFs. The Fund may also invest in other Underlying ETFs not listed below that may become available for investment in the future at the discretion of the Manager without shareholder approval. Additional information regarding the investment practices of these Underlying ETFs is provided in the SAI. A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the SAI and on the Fund's website. For information regarding the disclosure of the Underlying ETFs portfolio securities holdings, see the applicable Underlying ETF's prospectus.

-----------------------------------------------------------------------------------------------------------------------
 INVESTMENT                             INVESTMENT OBJECTIVES                        INVESTMENT STRATEGIES
 CATEGORY AND
UNDERLYING ETF(S)
-----------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE
-----------------------------------------------------------------------------------------------------------------------
                                        Seek   investment    results   that          Invests at least 90% of its
iShares(R) Russell 1000                 correspond  generally to  the   price        assets in securities  of the
Value Index Fund                        and yield performance, before fees and       underlying  index. May invest
                                        expenses, of the large capitalization        up to 10% of its assets in
iShares(R) S&P 500 Value Index Fund     value sector of the U.S. equity market,      securities not included in the
                                        as represented by their respective           underlying index, but which the
                                        indices.                                     investment manager believes will
                                                                                     help the Underlying ETF track
                                                                                     its respective index.  Invests
                                                                                     in a representative sampling of
                                                                                     securities in the index, which
                                                                                     have a similar investment profile
                                                                                     as the underlying index in order
                                                                                     to track the index.
-----------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------
                                        Seek investment results that                 Invests at least 90% of its
iShares(R) Russell 1000                 correspond  generally to the price           assets in securities of the
Growth Index                            and yield performance, before fees           underlying index.  May invest
                                        and expenses, of the large capitalization    up to 10% of its assets in
iShares(R) S&P 500                      growth sector of U.S. equity market, as      securities not included in the
Growth Index Fund                       represented by their  respective             underlying index, but which the
                                        indices.                                     investment manager believes will
                                                                                     help the Underlying ETF track
                                                                                     its respective  index.  Invests
                                                                                     in a representative  sampling of
                                                                                     securities  in  the  index,
                                                                                     which have a similar investment
                                                                                     profile as the  underlying  index
                                                                                     in order to track the index.
-----------------------------------------------------------------------------------------------------------------------
LARGE CAP INDEX
-----------------------------------------------------------------------------------------------------------------------
                                        Intends to provide investment                Invests in substantially all of
SPDR(R) Trust                           results that, before expenses,               the component common stocks which
                                        generally correspond to the price            comprise the S&P 500 Index and
                                        and yield performance of the S&P             mirrors the weighting of each
                                        500 Index.                                   component company in the Index.
                                                                                     This Underlying ETF issues
                                                                                     Standard & Poor's Depositary
                                                                                     Receipts ("SDPRs"), which
                                                                                     represent an undivided ownership
                                                                                     interest in the portfolio stocks
                                                                                     held by the Trust.
-----------------------------------------------------------------------------------------------------------------------
                                        Seeks   investment   results   that          Invests  at least 90% of its
iShares(R) S&P 500                      correspond  generally  to the price          assets in securities of the S&P
Index Fund                              and yield performance,  before fees          500 Index.  May invest up to 10%
                                        and expenses, of the S&P 500 Index.          of its assets in securities not
                                                                                     included in the index, but which
                                                                                     the investment manager believes
                                                                                     will help the Underlying ETF track
                                                                                     the S&P 500 Index.  Invests in
                                                                                     a representative sampling of
                                                                                     securities in the index, which
                                                                                     have a similar investment profile
                                                                                     as the S&P 500 Index in order to
                                                                                     track the index.
-----------------------------------------------------------------------------------------------------------------------





                                                                                                                    7

-----------------------------------------------------------------------------------------------------------------------
 INVESTMENT                             INVESTMENT OBJECTIVES                        INVESTMENT STRATEGIES
 CATEGORY AND
UNDERLYING ETF(S)
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE
-----------------------------------------------------------------------------------------------------------------------
                                        Seek investment results that                 Invests at least 90% of its assets
iShares(R) Russell 2000                 correspond generally to the price            in securities of the underlying
Value Index Fund                        and  yield performance, before fees          index. May invest up to 10% of its
                                        and expenses, of the small                   assets in securities not included
                                        capitalization value sector of the           in the underlying index,  but
iShares(R) S&P Small                    U.S. equity market, as represented           which the investment manager
Cap 600 Value Index                     by their respective indices.                 believes will help the Underlying
Fund                                                                                 ETF track its respective index.
                                                                                     Invests in a representative
                                                                                     sampling of securities in the
                                                                                     index, which have a similar
                                                                                     investment profile as the
                                                                                     underlying index in order to track
                                                                                     the index.
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------
                                        Seek  investment results that correspond     Invests at least 90% of its assets
iShares(R) Russell 2000                 generally  to  the  price  and  yield        in securities of the underlying
Growth Index                            performance, before fees and expenses,       index. May invest up to 10% of its
                                        of the small capitalization growth           assets in  securities not included
Shares(R) S&P Small                     sector of the U.S. equity market, as         in the underlying index, but which
Cap 600 Growth Index                    represented by their respective indices.     the  investment  manager  believes
Fund                                                                                 will help  the  Underlying  ETF
                                                                                     track  its  respective  index.
                                                                                     Invests in a  representative
                                                                                     sampling  of  securities  in  the
                                                                                     index,  which   have  a  similar
                                                                                     investment  profile  as  the
                                                                                     underlying index in order to track
                                                                                     the index.
-----------------------------------------------------------------------------------------------------------------------
REITS EQUITIES
-----------------------------------------------------------------------------------------------------------------------
                                        Seeks to  provide  a high  level of          Normally invests approximately
Vanguard(R) REIT ETFs                   income   and   moderate   long-term          98%  of  its assets in  stocks
                                        capital  appreciation  by  tracking          issued  by  equity  real  estate
                                        the   performance   of  the  Morgan          investment  trusts  listed  on the
                                        Stanley  REIT  Index,  a  benchmark          Morgan  Stanley  REIT  Index; the
                                        index     that     measures     the          remaining  assets are allocated to
                                        performance   of  publicly   traded          cash investments.
                                        equity REITs.
-----------------------------------------------------------------------------------------------------------------------
                                        Seeks   investment   results   that          Invests  at least  90% of its
iShares(R) Dow Jones                    correspond  generally  to the price          assets  in  securities  of the
U.S. Real Estate Index                  and yield performance,  before fees          underlying  index.  Invests in a
Fund                                    and  expenses,  of  the  Dow  Jones          representative  sampling  of
                                        U.S. Real Estate Index.                      securities in the  index, which
                                                                                     have a similar investment profile
                                                                                     as the  underlying  index in order
                                                                                     to track the index.
-----------------------------------------------------------------------------------------------------------------------




8

-----------------------------------------------------------------------------------------------------------------------
 INVESTMENT                             INVESTMENT OBJECTIVES                        INVESTMENT STRATEGIES
 CATEGORY AND
UNDERLYING ETF(S)
-----------------------------------------------------------------------------------------------------------------------
ENERGY EQUITIES
-----------------------------------------------------------------------------------------------------------------------
                                        Seeks to track the  performance  of          Invests in substantially all of
Vanguard(R) Energy ETFs                 the  MCSI  U.S.  Investable  Market          the  component  stocks which
                                        Energy  Index,  an index of  stocks          comprise the index and mirrors
                                        of  large,  medium-size  and  small          the  weighting of each in the
                                        U.S.  companies  within  the energy          index.
                                        sector,  as classified under Global
                                        Industry   Classification  Standard
                                        ("GICS").
-----------------------------------------------------------------------------------------------------------------------
                                        Seeks to track the  performance  of          Invests in substantially  all of
SDPR(R) Energy                          a   benchmark   index  (the  energy          the  component  stocks which
                                        sector of the S&P 500  Index)  that          comprise  the  index  and  mirrors
                                        measures the  investment  return of          the  weighting of each in the
                                        energy   companies  that  primarily          index.
                                        develop and  produce  crude oil and
                                        natural gas,  and provide  drilling
                                        and   other    energy   -   related
                                        services.
-----------------------------------------------------------------------------------------------------------------------
                                        Seeks   investment   results   that          Invests   at  least   90%  of  its
iShares(R) S&P Global                   correspond  generally to the price           assets in the securities  of  the
Energy Sector Index                     and yield performance,  before               S&P Global Energy Sector Index  or
Fund                                    fees and and expenses, of the S&P            in  American  Depositary  Receipts
                                        Global Energy Sector Index.                  ("ADRs"),    Global    Depositary
                                                                                     Receipts  ("GDRs")  or  European
                                                                                     Depository   Receipts  ("EDRs")
                                                                                     representing securities  in  the
                                                                                     index.  May invest up to 10% of
                                                                                     its net assets in securities not
                                                                                     included in the index, but which
                                                                                     the investment manager believes
                                                                                     will help the Underlying ETF track
                                                                                     the index.

-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
-----------------------------------------------------------------------------------------------------------------------
                                        Seeks   investment   results   that          Invests  at least  90%  of  its
iShares(R) MSCI EAFE                    correspond  generally  to the price          assets  in the securities  of its
Index Fund                              and yield performance,  before               underlying  index  or in American
                                        fees  and  expenses,  of  the  MSCI EAFE     Depositary  Receipts ("ADRs"),
                                        Index  (an  equity   benchmark  for          Global  Depositary  Receipts
                                        international stock performance).            ("GDRs") or  European  Depositary
                                                                                     Receipts  ("EDRs") representing
                                                                                     securities  in the underlying
                                                                                     index.  May  invest up  to 10% of
                                                                                     its net assets in  securities  not
                                                                                     included  in  the index, but which
                                                                                     the  investment  manager  believes
                                                                                     will help the Underlying ETF track
                                                                                     the index.
-----------------------------------------------------------------------------------------------------------------------


                                                                                                                  9

-----------------------------------------------------------------------------------------------------------------------
 INVESTMENT                             INVESTMENT OBJECTIVES                        INVESTMENT STRATEGIES
 CATEGORY AND
UNDERLYING ETF(S)
-----------------------------------------------------------------------------------------------------------------------
U.S. FIXED INCOME
-----------------------------------------------------------------------------------------------------------------------
                                        Seeks investment results that correspond     Invests  approximately 90% of its
iShares(R) Lehman                       generally to the price and yield             assets in the bonds  in  the U.S.
Aggregate Bond Fund                     performance,  before fees and expenses,      investment   grade  bond   market
                                        of the total United  States  investment      (rated  Baa3/BBB  or  higher  by
This ETF's weighted                     grade  bond  market as defined by the        Moody's Investor Service, Inc.,
average maturity is                     Lehman  Brothers  U.S.  Aggregate            Standard &  Poors,  and Fitch
7.23 years and its                      Index.  The index  provides  a measure       Rating)  represented  in the
duration is 5.01 years                  of  the  performance  of  the  U.S.          underlying index and in securities
as of July 31, 2006.                    investment grade bond market (rated          (via representative sampling) that
                                        Baa3/BBB  or higher by Moody's  Investor     provide   substantially   similar
                                        Service, Inc., Standard & Poors, and         exposure to  securities  in  the
                                        Fitch Rating).                               index.  May invest the  remainder
                                                                                     of its assets in bonds not in the
                                                                                     index  but  which  the  investment
                                                                                     manager  believes  will  help the
                                                                                     Underlying  ETF track the index,
                                                                                     as well as in cash and high-
                                                                                     quality, liquid short-term
                                                                                     instruments, including shares of
                                                                                     money market funds  affiliated
                                                                                     with the investment manager.
-----------------------------------------------------------------------------------------------------------------------

     THE PARTICULAR UNDERLYING ETFS IN WHICH THE FUND MAY INVEST, THE ASSET ALLOCATION PERCENTAGES AND THE FUND'S INVESTMENTS IN EACH UNDERLYING ETF MAY BE CHANGED FROM TIME TO TIME AT THE DISCRETION OF THE MANAGER.

PRINCIPAL RISKS OF INVESTING
IN THE  UNDERLYING ETFS
================================================================================

Loss of money is a risk of investing in each Underlying ETF. An investment in an Underlying ETF is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Underlying ETFs and may result in a loss of your investment in the Fund. There can be no assurance that an Underlying ETF will achieve its investment objective.

RISKS THAT APPLY TO ALL UNDERLYING ETFS:

     o NAV RISK - The risk that the net asset value ("NAV") of the Underlying ETF and the value of your investment will fluctuate.

     o INTEREST RATE RISK - The risk that when interest rates increase, fixed income securities held by an Underlying ETF in which it invests will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

     o CREDIT/DEFAULT RISK - The risk that an issuer or guarantor of fixed income securities held by an Underlying ETF may default on its obligation to pay interest and repay principal.

     o MARKET RISK - The risk that the value of the securities in which an Underlying ETF invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. An Underlying ETF may be overweighted from time to time in one or more industry sectors, which will increase the Underlying ETF's exposure to risk of loss from adverse developments affecting those sectors.

     o DERIVATIVES RISK - The risk that loss may result from an Underlying ETF's investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying ETF.

     o MANAGEMENT RISK - The risk that a strategy used by the Manager or an investment manager to an Underlying ETF may fail to produce the intended results.

     o LIQUIDITY RISK - The risk that an Underlying ETF will not be able to pay redemption proceeds within the time period stated in the Underlying ETF's prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying ETFs that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

RISKS THAT APPLY PRIMARILY TO THE UNDERLYING FIXED INCOME ETF(S):

     o CALL RISK - The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying ETF (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying ETF may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

     o EXTENSION RISK - The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying ETF (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Underlying ETF will
          also  suffer  from  the   inability  to  invest  in  higher   yielding
          securities.

     o U.S. GOVERNMENT SECURITIES RISK - The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Underlying ETFs, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Underlying ETFs may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.


RISK THAT APPLIES PRIMARILY TO THE UNDERLYING EQUITY ETFS:

     o STOCK RISKS - Because Underlying Equity ETFs normally invest most, or a substantial portion, of their assets in common stocks, the value of an Underlying Equity ETF's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change drastically. This market risk will affect the Underlying ETF's share price, which will fluctuate as the values of the Underlying ETF's investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

RISKS THAT ARE PARTICULARLY IMPORTANT FOR SPECIFIC UNDERLYING ETFS:

     Because the Fund invests in the Underlying ETFs, the Fund's shareholders will be affected by the investment policies of the Underlying ETFs in direct proportion to the amount of assets the Fund allocates to the Underlying ETFs.
The  Fund  may  invest  in  Underlying   ETFs  that  in  turn  invest  in  small
capitalization companies, energy stocks, value stocks and growth stocks, among others. The Fund may also invest in Underlying ETFs that in turn invest in non-investment grade fixed income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying ETFs may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. Below are additional risks that are particularly important for specific Underlying ETFs.

o NON-DIVERSIFICATION RISK - The iShares(R) Russell 1000 Growth Index Fund, the iShares(R) S&P 500 Growth Index Fund, iShares(R) Dow Jones U.S. Real Estate Index Fund, iShares(R) S&P Global Energy Sector Index Fund, iShares(R) MSCI-EAFE Index Fund and Vanguard(R) Energy ETFs are each non-diversified, meaning that each is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, these Underlying ETFs may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

o FOREIGN RISK - The risk that when an Underlying ETF invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund and certain Underlying ETFs listed above will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying ETF invests in issuers located in emerging countries.

o SOVEREIGN RISK - Certain Underlying ETFs will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. Sovereign Risk includes the following risks:

     o POLITICAL RISK - The risks associated with the general political and social environment of a country. These factors may include among other things, government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.

     o ECONOMIC RISK - The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product ("GDP"), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

     o REPAYMENT RISK - The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable rate structure.

o EMERGING COUNTRIES RISK - Certain Underlying ETFs may invest in emerging country securities. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

o MID-CAP AND SMALL-CAP RISK - Certain Underlying ETFs can invest in small-cap and mid-cap stocks. The securities of small and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying ETF to effect sales at an advantageous time or without a substantial drop in price.

o INITIAL PUBLIC OFFERING ("IPO") RISK - The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying ETF's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on an Underlying ETF. As the asset base grows, the effect of an Underlying ETF's investments in IPOs on its performance will probably decline, which could also reduce the Underlying ETF's performance.

o "JUNK BOND" RISK - Certain Underlying ETFs listed above may invest in non-investment grade fixed income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Some of the Underlying ETFs may purchase the securities of issuers that are in default.

o CONCENTRATION RISK - The risk that if an Underlying ETF invests more than 25% of its total assets in issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Underlying ETF's investments more than if its investments were not so concentrated.

o FOREIGN CURRENCY TRADING RISK - The iShares(R) S&P Global Energy Sector Index Fund and iShares(R) MSCI-EAFE Index Fund may engage in foreign currency transactions and may be subject to higher transaction and custody costs and delays in attendant settlement procedures. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the investment managers' expectations may produce significant losses to these Underlying ETFs.

o INVESTMENT STYLE RISK - Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their businesses, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth-oriented funds will typically underperfom when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. The Fund's asset allocation strategy is designed to mitigate these risks.

     TEMPORARY DEFENSIVE STRATEGIES. In response to adverse market, economic, political or other conditions, the Manager may invest up to 100% of the Fund's assets in cash or cash equivalents. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

     PORTFOLIO TURNOVER. Although it cannot be accurately predicted, the annual portfolio turnover of each Underlying ETF is not expected to exceed 100%, but may be either higher or lower. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying ETF. Higher portfolio turnover of an Underlying ETF may also result in a proportionately (compared to those with lower portfolio turnover) greater amount of capital gains distributions to the Fund, which in turn are required to be distributed to shareholders of the Fund.


FUND MANAGEMENT
================================================================================

THE INVESTMENT MANAGER

Surgeons Asset Management, LLC (the "Manager"), an investment adviser registered with the Securities and Exchange Commission, serves as the investment manager to the Fund. The Manager is a limited liability company and a wholly-owned subsidiary of the American College of Surgeons, whose address is 633 N. Saint Clair Street, Chicago, Illinois 60611. Because the Fund is being offered primarily as a member benefit for members of the College, the Manager does not expect to generate a profit. However, the Fund expects its subadvisers will profit from providing subadvisory services to the Fund and that the Manager, the College or their affiliates may profit directly or indirectly from operation of the Fund through increased membership to the College and higher salaries or bonuses for current or future employees of the Manager, the College or their affiliates. The Manager has no prior experience running a mutual fund or managing investments. Currently, the Manager manages only the assets of the Fund.

The Manager is responsible for determining the asset allocation of the Fund, establishing the appropriate benchmarks for performance for each asset allocation category selected by the Manager for the Fund and then evaluating and monitoring the ETF Subadviser's investments in the Underlying ETFs. Subject to the general supervision of the Fund's Board of Trustees, the Manager provides advice as to the Fund's investments in the Underlying ETFs. The Manager will also select and recommend subadvisers for the Board's approval and supervise the Fund's non-advisory operations.

     For its services, the Fund pays the Manager an investment management fee computed at the annual rate of 1.00% of the Fund's average daily net assets. The Manager has contractually agreed to waive its fees and/or reimburse the Fund for its operating expenses to the extent necessary to maintain the total operating expenses of the Fund at a ratio of 1.35% of the Fund's average daily net assets pursuant to an Expense Limitation Agreement currently in effect until August 31, 2009. Any such fee waivers by the Manager through August 31, 2009, or thereafter, or payments by the Manager of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 1.35% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. In addition, the Fund, as a shareholder in the Underlying ETFs, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying ETFs. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of institutional shares of each Underlying ETF in which the Fund currently intends to invest after applicable fee waivers and expense limitations, as listed in the Underlying ETF's prospectus as of the date of this Prospectus.

     In addition, the following chart shows the contractual investment management fees payable to the Underlying ETFs investment advisers by the Underlying ETFs (in each case as an annualized percentage of the Underlying ETF's net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying ETFs would be higher.

                                                                       TOTAL NET
                                                      CONTRACTUAL      OPERATING
                                                       MANAGEMENT       EXPENSE
   UNDERLYING EXCHANGE TRADED FUND                        FEE            RATIO
================================================================================
     iShares(R) Dow Jones U.S. Real Estate Index Fund    0.60%           0.60%
--------------------------------------------------------------------------------
     iShares(R) Lehman Aggregate Bond Fund               0.20%           0.20%
--------------------------------------------------------------------------------
     iShares(R) MSCI EAFE Index Fund                     0.35%           0.35%
--------------------------------------------------------------------------------
     iShares(R) Russell 1000 Growth Index Fund           0.20%           0.20%
--------------------------------------------------------------------------------
     iShares(R) Russell 1000 Value Index Fund            0.20%           0.20%
--------------------------------------------------------------------------------
     iShares(R) Russell 2000 Growth Index Fund           0.25%           0.25%
--------------------------------------------------------------------------------
     iShares(R) Russell 2000 Value Index Fund            0.25%           0.25%
--------------------------------------------------------------------------------
     iShares(R) S&P 500 Growth Index Fund                0.18%           0.18%
--------------------------------------------------------------------------------
     iShares(R) S&P 500 Index Fund                       0.09%           0.09%
--------------------------------------------------------------------------------
     iShares(R) S&P 500 Value Index Fund                 0.18%           0.18%
--------------------------------------------------------------------------------
     iShares(R) S&P Global Energy Sector Index Fund      0.65%           0.65%
--------------------------------------------------------------------------------
     iShares(R) S&P Small Cap 600 Growth Index Fund      0.25%           0.25%
--------------------------------------------------------------------------------
     iShares(R) S&P Small Cap 600 Value Index Fund       0.25%           0.25%
--------------------------------------------------------------------------------
     SPDR(R) Energy                                      0.61%           0.95%
--------------------------------------------------------------------------------
     SPDR(R) Trust                                       0.61%           0.95%
--------------------------------------------------------------------------------
     Vanguard(R) Energy ETF                              0.18%           0.26%
--------------------------------------------------------------------------------
     Vanguard(R) REIT ETF                                0.11%           0.12%
--------------------------------------------------------------------------------

     A discussion regarding the basis for the Board of Trustees approval of the Fund's investment management contract with the Manager will be available in the Fund's semi-annual report to shareholders for the period ending February 28, 2007.

THE ETF SUBADVISER

     Northern Trust Investments, N.A. (the "ETF Subadviser"), 50 South LaSalle Street, Chicago, Illinois 60675, has been retained by the Manager to manage the Fund's investments in the Underlying ETFs. Within each asset allocation category determined by the Manager, the ETF Subadviser will determine how the Fund's assets should be invested among the Underlying ETFs to best mirror the performance benchmark established for each asset allocation category by the Manager. Pursuant to the terms of the subadvisory agreement, the Manager (not the Fund) pays the ETF Subadviser for its services to the Fund. The aggregate fee paid to the ETF Subadviser is equal to 0.30% of the Fund's average daily net assets, subject to a minimum annual fee of $42,000 ($10,500 quarterly). The ETF Subadviser is a subsidiary of The Northern Trust Company, which is the principal subsidiary of Northern Trust Corporation. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2006, Northern Trust Corporation and its subsidiaries had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.

     A discussion of the factors considered by the Board of Trustees in approving the subadvisory agreement with the ETF Subadviser will be available in the Fund's semiannual report for the period ending February 28, 2007.

ADDITIONAL SUBADVISERS

     When the Fund has accumulated at least $100 million in net assets, the Fund may hire an additional subadviser to manage each of the asset allocation categories in which the Fund invests, in which case the subadvisers would be responsible for making investment decisions and placing orders to purchase and sell securities for the Fund. Subject to the oversight of the Manager and the Board of Trustees, the subadvisers would have complete discretion as to the purchase and sale of investments for the Fund, consistent with the Fund's investment objective, policies and restrictions.

     Under current law, the appointment or replacement of subadvisers requires the approval of a fund's shareholders. The Fund intends to apply for an exemptive order from the Securities and Exchange Commission that would permit the Fund, subject to certain conditions required by the Commission, to appoint an unaffiliated subadviser or to replace an existing subadviser with a new, unaffiliated subadviser with the approval of the Board of Trustees, but without obtaining shareholder approval. Shareholders, however, would be notified and provided with information regarding the appointment or replacement of any subadviser. The Fund cannot guarantee that such exemptive relief will be granted.

PORTFOLIO MANAGER

     The portfolio manager for the Fund is Kevin Hardy, Senior Vice President of Northern Trust Investments, N.A, the ETF Subadviser. Mr. Hardy leads the Global Transition Management business at the ETF Subadviser. Mr. Hardy joined Northern Trust in 2003. Prior to 2003, he was with State Street Global Advisors where he was a senior investment manager in their London office. For additional information about the portfolio manager's compensation, other accounts managed by him, and his ownership of Fund shares, please see the SAI.

THE ADMINISTRATOR

     Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

THE DISTRIBUTOR

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's principal underwriter pursuant to a Distribution Agreement with the Trust. The Distributor is a wholly-owned subsidiary of Ultimus. Fund shares may also be sold through other broker-dealers.

DISTRIBUTION (12b-1) PLAN

     The Fund has adopted a plan of distribution pursuant to and in accordance with Rule 12b-1 of the 1940 Act (the "Plan"). Under the Plan, the Trust, on behalf of the Fund, may, directly or indirectly, engage in (among other things) any activities related to the distribution of shares of the Fund and certain shareholder support services. The Trust, on behalf of the Fund, is authorized to engage in such activities listed, either directly or through other persons with which the Trust has entered into agreements related to this Plan and to pay directly, or reimburse the Manager for, any such fees or other costs in an amount equal, on an annual basis, to 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads.

HOW THE FUND VALUES ITS SHARES
================================================================================
     The net asset value ("NAV") of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. In accordance with the federal securities laws, your order to purchase or redeem shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

     The Fund determines its NAV by dividing its total net assets by the number of shares outstanding at the close of the prior day's trading. The Fund values its portfolio securities at their current market values determined on the basis of market quotations or, if market quotations are not readily available or are considered to be unreliable due to significant market or other events, at their fair values as determined under procedures adopted by the Fund's Board of Trustees.

     For Underlying ETFs that invest a significant portion of assets in foreign equity securities, "fair value" prices for such securities are typically provided by an independent fair value service; under such circumstances, Underlying ETFs use these pricing services to assist in the determination of market value. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for an Underlying ETF, the most recent closing price for such security on its principal exchange will generally be its fair value on such date.

     In addition, the investment manager of an Underlying ETF may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining an Underlying ETF's NAV. Significant events that could affect a large number of securities in a particular market may include: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals. One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Underlying ETF shares. However, it involves the risk that the values used by the Underlying ETFs to price their investments may be different from those used by other investment companies and investors to price the same investments.

     Foreign securities may trade in their local markets on days the Fund is closed. As a result, the NAV of the Fund or Underlying ETFs in which it invests that hold foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

HOW TO BUY SHARES
================================================================================

     The Fund is a no-load Fund. This means that shares may be purchased without imposition of any sales charges. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

ELIGIBLE INVESTORS

     Only eligible investors may purchase shares of the Fund. Eligible investors include U.S. citizen members of the American College of Surgeons, their families and employees; affiliated retirement plans, physician practice plans and U.S. medical societies and associations all with College membership representation; and Trustees of the Trust.

MINIMUM INITIAL INVESTMENT

     The minimum initial investment in the Fund is $25,000. The minimum investment requirement may be waived or reduced for certain types of retirement accounts and direct deposit accounts, or in the Manager's sole discretion and particularly for those members of the College who are just beginning their practice.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

     BY MAIL. To open a new account by mail:

     o    Complete and sign the account application.

     o    Enclose a check payable to the Surgeons Diversified Investment Fund.

     o Mail the application and the check to the Fund's transfer agent, Ultimus (the "Transfer Agent") at the following address:

                      Surgeons Diversified Investment Fund
                      c/o Ultimus Fund Solutions, LLC
                      P.O. Box 46707
                      Cincinnati, Ohio 45246-0707

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No third party checks, cash, credit cards, money orders or cashiers checks of less than $10,000 will be accepted. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

     By sending your check to the Fund or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

     BY WIRE. To open a new account by wire, call the Transfer Agent at 1-800-208-6070. A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

         U.S. Bank
         ABA # 042 0000 13
         Attention:  Surgeons Diversified Investment Fund
         Credit Account # 130107148152
         Account Name __________________
         For Account # _________________

     An order is considered received when the Fund receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

     Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $1,000. Additional purchases may be made:

     o By sending a check, made payable to "Surgeons Diversified Investment Fund," to Surgeons Diversified Investment Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

     o    By wire to the Fund account as described  under  "Opening an Account -
          By   Wire."   Shareholders   should   call  the   Transfer   Agent  at
          1-800-208-6070 before wiring funds.

     o    Through your brokerage firm or other financial institution.

     o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

     BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $1,000 or $100, respectively. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-208-6070. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-208-6070. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. While the Fund may delay payment of the proceeds in this situation, the shareholder will receive the next determined NAV after the Fund receives the redemption request for shares redeemed. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

     ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC  INVESTMENT  PLAN

You may  make  automatic  periodic
investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be at least $25,000 and $1,000, respectively, under the automatic investment plan, unless the Manager has waived your investment minimum. Please inquire with the Manager regarding a waiver of the investment minimum. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

     The Fund reserves the right to allow shareholders, subject to the Fund's prior approval, to purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment objective and policies) and that have values that are readily ascertainable in accordance with the Fund's valuation policies.

CUSTOMER IDENTIFICATION  AND  VERIFICATION

     The Fund is required to comply with various anti-money laundering laws and regulations. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person that opens an account. As a result, the Fund must obtain the following information when you open an account:

     o    Name;

     o    Date of birth (for  individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to check your identifying information against various databases. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening an account unless they receive the minimum identifying information listed above.

     After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading ("market timing") vehicle. Frequent short-term trading may adversely affect the interests of the Fund's long-term shareholders. Such trading has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund.

     The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund's policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

     The Trust relies on its service providers to help enforce its market timing policies. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

     Shares of the Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

     BY MAIL. You may redeem shares by mailing a written request to Surgeons Diversified Investment Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

     SIGNATURES. If the shares to be redeemed over any 30-day period have a value of more than $25,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signature guarantees by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.


     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-208-6070. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-208-6070. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 for outgoing wires.

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH  YOUR  BROKER OR  FINANCIAL  INSTITUTION.  You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

     The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. While the Fund may delay the payment of proceeds in this situation, the shareholder will receive the next determined NAV after the Fund receives the redemption request for the shares redeemed.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

AUTOMATIC WITHDRAWAL PLAN

     If the shares in your account have a value of at least $50,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-208-6070 for additional information.

REDEMPTIONS IN KIND

     The Fund reserves the right to pay redemptions by a distribution in-kind of securities rather than cash. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you should expect to incur transaction costs.


SHAREHOLDER STATEMENTS AND REPORTS
================================================================================

As a Fund shareholder, you will receive:

     o    Confirmation statements;

     o    Quarterly account statements;

     o    Annual  and  semiannual  reports  with  financial  statements;  and

     o    Year-end tax statements.

     Only one copy of a  Prospectus  or an annual or  semiannual  report will be
sent  to  each  household  address.   Call  the  Transfer  Agent  toll  free  at
1-800-208-6070 to request individual copies of these documents.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

     Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

     The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not
be  subject  to  a  federal  excise  tax  on  certain   undistributed   amounts.

     Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

     The Fund's transactions in Underlying ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

     When you redeem Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

     You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

     Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

     Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc...).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

     We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

     WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

     To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted to serve your account or required by law.

     We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

     WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

     We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

     We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

     This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

     This privacy policy notice is for Surgeons Diversified Investment Fund (the "Trust"), Surgeons Asset Management, LLC, the Trust's investment manager, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

     IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR CUSTOMER INFORMATION, PLEASE CALL 1-800-208-6070 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.
================================================================================

INVESTMENT MANAGER
Surgeons Asset Management, LLC
633 N. Saint Clair Street
Chicago, Illinois 60611-3211
(312) 202-5056

SUBADVISER
Northern Trust Investments, N.A.
50 South LaSalle Street
Chicago, Illinois 60675

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
1-800-208-6070

CUSTODIAN
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

INDEPENDENT  REGISTERED
PUBLIC  ACCOUNTING  FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street, Suite 31
Chicago, Illinois 60602-4207


--------------------------------------------------------------------------------

                              FOR MORE INFORMATION

For more detailed information on the Fund, you may request the Statement of Additional Information ("SAI"), which is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

The Fund publishes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The Fund makes available the SAI and annual and semiannual reports, free of charge, on the Fund's website (www.surgeonsfund.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions, LLC at the address on the previous page. You may also call toll-free:

                                 1-800-208-6070

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's website at http://www.sec.gov. Copies of information on the Commission's website may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

--------------------------------------------------------------------------------


[GRAPHIC
OMITTED]   SERVING THE MEMBERSHIP OF THE
           AMERICAN COLLEGE OF SURGEONS






          DIVERSIFIED
SURGEONS  INVESTMENT
          FUND


633 N. Saint Clair St.
Chicago, IL 60611
Voice 800.208.6070  Fax 312.202.5007
www.surgeonsfund.com


Investment Company Act File No. 811-21868

                      SURGEONS DIVERSIFIED INVESTMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                September 1, 2006

     Surgeons Diversified Investment Fund (the "Fund") is a series of Surgeons Diversified Investment Fund (the "Trust"). This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the  Fund's  Prospectus  dated  September  1,  2006  and any  supplement  to the
Prospectus. This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge by writing Surgeons Investment Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by
calling toll-free 1-800-208-6070, or on the Fund's website at www.surgeonsfund.com.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INFORMATION ABOUT THE FUND AND SURGEONS ASSET MANAGEMENT.......................2

INVESTMENT OBJECTIVE...........................................................2

INVESTMENT TECHNIQUES AND RISKS................................................2

INVESTMENT RESTRICTIONS ......................................................10

TRUSTEES AND OFFICERS.........................................................11

MANAGEMENT OF THE FUND........................................................13

CALCULATION OF NET ASSET VALUE................................................16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................17

SPECIAL SHAREHOLDER SERVICES..................................................17

PORTFOLIO TRANSACTIONS........................................................18

PROXY VOTING..................................................................19

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................19

OTHER SERVICE PROVIDERS.......................................................21

GENERAL INFORMATION...........................................................24

ADDITIONAL TAX INFORMATION....................................................25

AUDITED FINANCIAL STATEMENTS..................................................27

APPENDIX A RATINGS DESCRIPTIONS..............................................A-1

APPENDIX B PROXY VOTING POLICIES.............................................B-1

INFORMATION ABOUT THE FUND AND SURGEONS ASSET MANAGEMENT

     Surgeons Diversified Investment Fund (the "Fund") is a series of Surgeons Diversified Investment Fund (the "Trust"), a diversified open-end management investment company. The Trust was organized under the laws of the State of Ohio on March 13, 2006. Surgeons Asset Management, LLC (the "Manager") provides investment advisory services to the Fund.

     The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with those strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

                              INVESTMENT OBJECTIVE

     The Fund seeks to provide  long-term capital  appreciation and income.  The
Board of Trustees may change the Fund's investment objective without the approval of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                         INVESTMENT TECHNIQUES AND RISKS

THE FUND

     The Fund seeks to achieve its investment objective by investing in securities issued by those investment companies commonly referred to as "exchange-traded funds" or "ETFs," whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the counter market ("Underlying ETFs"). An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or basket of securities. In addition to investments in shares of the Underlying ETFs, the Fund may invest in U.S. government securities, high-quality short-term instruments, cash and cash equivalents. In addition to the Fund's operating expenses, investors will indirectly pay a proportional share of the operating expenses of the Underlying ETFs. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the Underlying ETF.

     The Fund invests in shares of the Underlying ETFs and its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Manager's and Northern Trust Investments, N.A.'s (the "ETF Subadviser's") allocation among the Underlying ETFs.
Accordingly, the Fund's investment performance will be influenced by the investment strategies of and risks associated with the Underlying ETFs, as identified in the Prospectus, in direct proportion to the amount of assets the Fund allocates to the Underlying ETFs utilizing such strategies.

     BORROWING. The Fund may borrow money from banks in an amount not to exceed 33 1/3% of the value of its total assets. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes.

     Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund's net investment income in any given period.

     Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed, or any gain in value less than the cost of amounts borrowed, would cause net asset value to decline more than would otherwise be the case.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. The Fund will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

     REPURCHASE AGREEMENTS. The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the purchaser acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the purchaser plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the purchaser's custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the purchaser has the right to sell the collateral and recover the amount due from the seller. However, the purchaser will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the purchaser is delayed pending court action. Repurchase agreements purchased by the Fund are considered to be loans by the Fund under the 1940 Act.

     PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may purchase preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

     Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

     The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Manager deems it appropriate.

     MONEY MARKET MUTUAL FUNDS. For liquidity purposes, the Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that the Fund may not acquire more than 3% of the total outstanding shares of any money market fund, and provided further that no more than 10% of the Fund's total assets may be invested in the securities of money market mutual funds and all other investment companies (subject to 1940 Act limitations) in the aggregate. (To the extent that investments represent beneficial ownership interests in "baskets" of securities of companies which are not registered investment companies under the 1940 Act, or are ETFs that are exempt from percentage limitations pursuant to an exemptive order granted by the SEC, the percentage investment limitations set forth in the 1940 Act will not apply.) Notwithstanding the forgoing percentage limitations, the Fund may invest any percentage of its assets in a money market fund if immediately after such purchase not more than 3% of the total outstanding shares of such money market fund are owned by the Fund and all affiliated persons of the Fund. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in securities of money market mutual funds.

     ILLIQUID SECURITIES. The Fund may invest in illiquid securities. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include: (i) both domestic and foreign securities that are not readily marketable such as private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, (iii) repurchase agreements and time deposits not terminable within seven days, (iv) certain municipal leases and participation interests, (v) certain stripped mortgage-backed securities, and (vi) certain structured securities and all swap transactions.

     Certain restricted securities are illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities"). Investing in 144A Securities may decrease the liquidity of an Underlying ETF's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The Fund's Manager will monitor the liquidity of the Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.

THE UNDERLYING ETFS

     Each Underlying ETF is a registered investment company with a stated investment objective and is subject to various investment policies and restrictions. The Underlying ETFs in which the Fund currently intends to invest are series of iShares(R) Trust, iShares(R), Inc., Vanguard(R) World Funds, Vanguard(R) Specialized Funds, and SPDR(R) Trust, each of which files financial and other information with the Securities and Exchange Commission (the "SEC"). Such information is publicly available at WWW.SEC.GOV, and no representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, this website does not form a part of the Fund's Prospectus or this SAI). The Fund may also invest in other exchange-traded funds that may become available for investment in the future at the discretion of the Manager, without shareholder approval. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

     The Fund generally expects to purchase shares of the Underlying ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an Underlying ETF may also be acquired by depositing a specified portfolio of the Underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the Underlying ETF's custodian, in exchange for which the Underlying ETF will issue a quantity of new shares sometimes referred to as a "creation unit." Similarly, shares of an Underlying ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the Underlying ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the ETF Subadviser believes it is in the Fund's interest to do so. The Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the Underlying ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

     Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

     There is a risk that the Underlying ETFs may terminate due to extraordinary events. For example, any of the service providers to the Underlying ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, the Underlying ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.

     Although the Fund believes that, in the event of the termination of an Underlying ETF, it will be able to invest instead in shares of an alternate Underlying ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate Underlying ETF would be available for investment at that time.

     LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the 1940 Act, an investment company may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company's total outstanding shares, (ii) if such fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or
(iii) if more than 10% of such fund's total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs (including the Underlying ETFs) that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders as long as the Fund (and all of its affiliated persons, including the Manager and the ETF Subadviser) does not acquire more than 3% of the total outstanding stock of such Underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an Underlying ETF purchased in reliance on Section

12(d)(1)(F), the Underlying ETF is not obligated to redeem an amount exceeding 1% of the Underlying ETF's outstanding shares during a period of less than 30 days.

     Set forth below is a description of securities (and related risks) that may be invested in by certain of the Underlying ETFs.

     The discussion below does not include investment strategies and techniques (including investments in options and futures, entering into repurchase agreements and swap agreements, and engaging in securities lending) that may be utilized. To the extent that the use of such strategies and techniques leads to a lack of correlation between an Underlying ETF and its underlying index, the performance of the Fund could be adversely impacted.

     FOREIGN SECURITIES. Certain Underlying ETFs may invest in foreign securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

     To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of an Underlying ETF's investments in one country may offset potential gains from investments in another country.

     Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of an Underlying ETF are uninvested and no return is earned thereon and may involve a risk of loss to an Underlying ETF. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case an Underlying ETF could lose its entire investment in a certain market), limitations on the removal of monies or other assets of an Underlying ETF, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

     The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

     Investments in foreign securities will usually be denominated in foreign currencies, and an Underlying ETF may temporarily hold cash in foreign currencies. The value of an Underlying ETF's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Underlying ETF may incur costs in connection with conversions between various currencies. An Underlying ETF's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

     U.S.  GOVERNMENT  SECURITIES.  Certain  Underlying  ETFs may invest in U.S.
Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

     MORTGAGE-BACKED SECURITIES. Certain Underlying ETFs may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

     Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate, and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     Sometimes, however, CMO classes are "parallel pay," i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, an Underlying ETF may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

     Mortgage-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

PORTFOLIO TURNOVER

     Each Underlying ETF may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity or fixed income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Underlying ETF may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Underlying ETFs to receive favorable tax treatment. The Underlying ETFs are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

                            INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this SAI and the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of: (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     2. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer (except that such limitation does not apply to U.S. Government securities or securities of other investment companies, including the Underlying ETFs).

     3.   Borrow  money,   issue  senior  securities  or  mortgage,   pledge  or
          hypothecate its assets if such borrowings or other transactions would exceed more than 33% of the value of its total assets.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33% of the value of its total assets; and (iii) by investing in repurchase agreements.

     5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

     6. Purchase securities of companies for the purpose of exercising control.

     7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

     8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and options thereon and commodity index ETFs.

     Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this SAI or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

                              TRUSTEES AND OFFICERS

     The Board of Trustees has overall responsibility for the conduct of the affairs of the Trust. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Board of Trustee may fill any vacancy on the Board provided that after such appointment, at least two-thirds of the Trustees have been elected by shareholders.

     The Board of Trustees elects the officers of the Trust. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed or disqualified. The Board of Trustees may remove any officer, with or without cause, at any time.

     The names, ages and addresses of the Trustees and officers, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during the last five years are shown below.

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND
                                                         PRINCIPAL OCCUPATIONS DURING            COMPLEX
NAME, AGE,  ADDRESS,             DATE FIRST ELECTED OR      PAST 5 YEARS AND OTHER             OVERSEEN BY
POSITIONS HELD WITH THE TRUST     APPOINTED TO OFFICE        DIRECTORSHIPS HELD                  TRUSTEE
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
James W. Atkinson                    July 2006           Executive Vice President and               1
(age 56)                                                 Chief Financial Officer of Ariel
2350 W. Lincoln Park West                                Capital Management, a registered
Chicago, IL 60614                                        investment adviser, from 1995 to
                                                         June 2005.

Michael Abecassis, M.D., MBA         July 2006           Associate Medical Director,                1
(age 48)                                                 United Healthcare 1999 to
675 North St. Clair Street                               present; Associate Professor,
Galter 17-200                                            Northwestern University, 2000 to
Chicago, IL 60611                                        September 2004; and Professor at
                                                         Northwestern University since
                                                         September 2004.
INTERESTED TRUSTEE:
John L. Cameron, M.D.*               July 2006           Professor, The Johns Hopkins               1
(age 69)                                                 Hospital, 1970 to present.
The Johns Hopkins Hospital
600 N. Wolfe St.
Blalock 679
Baltimore, MD 21287







                                                  11

OFFICERS:
Savitri P. Pai                       July 2006           Chief Operating Officer of                1
(age 40)                                                 Surgeons Asset Management, LLC
President                                                since April 2006; Chief
633 N. Saint Clair Street                                Compliance Officer and Head of
Chicago, IL  60611                                       Operations for CCM Advisors,
                                                         LLC (a registered investment
                                                         adviser) and Chief Compliance
                                                         Officer of AHA Investment Funds,
                                                         Inc. (a registered investment
                                                         company) from March 2003 to
                                                         March 2006; Director and
                                                         Treasurer of Kenilworth Fund, Inc.
                                                         (a registered investment company)
                                                         from July 1993 to December 2002.

Mark J. Seger                       March 2006           Managing Director of Ultimus               1
(age 44)                                                 Fund Solutions, LLC (a registered
Treasurer                                                transfer agent) and Ultimus Fund
225 Pictoria Drive, Suite 450                            Distributors, LLC (a registered
Cincinnati, OH 45246                                     broker-dealer).

Robert G. Dorsey                     July 2006           Managing Director of Ultimus               1
(age 49)                                                 Fund Solutions, LLC and Ultimus
Vice President                                           Fund Distributors, LLC.
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

John F. Splain                      March 2006           Managing Director of Ultimus               1
(age 49)                                                 Fund Solutions, LLC and Ultimus
Secretary                                                Fund Distributors, LLC.
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

David D. Jones                       July 2006           Managing Member, Drake                     1
(age 48)                                                 Compliance, LLC (a compliance
Chief Compliance Officer                                 consulting firm) since January
395 Sawdust Road #2137                                   2004; Attorney, David Jones &
The Woodlands, TX  77380                                 Assoc., P.C. (a law firm) since
                                                         January 1998; President & CEO,
                                                         Citco Mutual Fund Services, Inc.
                                                         (a registered transfer agent) from
                                                         February 2001 to May 2003.

* John L. Cameron is an interested person of the Fund, as defined in the 1940 Act, because of his affiliation with the American College of Surgeons.

     The Board of Trustees has established a Committee of Independent Trustees. The members of the Committee are James W. Atkinson and Michael Abecassis, the Independent Trustees on the Board. The Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of the financial statements of the Fund, and selecting the Trust's independent registered public accounting firm.

     The Fund has not yet commenced operations as of the date of this SAI. Accordingly, no officer or Trustee "beneficially" owned (within the meaning of that terms as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) any shares of the Fund as of the date of this SAI.

     Compensation is paid only to Trustees who are not interested persons of the Trust or the Manager ("Independent Trustees"). Each Independent Trustee receives from the Trust a fee of $1,000 for attendance at each meeting of the Board of Trustees and a fee of $500 for attendance at each Committee meeting. In addition, the Chairman of a Committee receives an annual retainer of $1,000, payable quarterly. The Independent Trustees also are reimbursed for travel expenses incurred in connection with attending meetings. The Trust has no retirement, deferred compensation or pension plan.

                             MANAGEMENT OF THE FUND

INVESTMENT MANAGER

     Surgeons Asset Management, LLC (the "Manager") serves as investment manager to the Fund pursuant to an investment management contract approved by the Board of Trustees on July 21, 2006 to be effective September 1, 2006 (the "Management Contract"). The Manager is a registered investment adviser that currently manages the Fund as its sole client. Subject to the Fund's investment objective and policies, the Manager is responsible for determining the asset allocation of the Fund, determining when to rebalance the Fund, evaluating and selecting the ETFs in which the Fund may invest (the "Underlying ETFs") and monitoring the ETF Subadviser's investments in the Underlying ETFs. Subject to the general supervision of the Fund's Board of Trustees, the Manager provides advice as to the Fund's investments in the Underlying ETFs, including determinations as to changes in the ETFs in which the Fund may invest and the percentage range of the Fund's assets that may be invested in the Underlying Equity ETFs and the Underlying Fixed Income ETF(s) as separate groups. The Manager will also select and recommend the Fund's subadviser(s), as appropriate, to the Board for its approval and supervises the Fund's non-advisory operations.

     For these services, the Fund pays the Manager a monthly fee computed at the annual rate of 1.00% of the Fund's average daily net assets. The Fund has not yet commenced operations as of the date of this SAI and as such paid no advisory fees during the fiscal year ended August 31, 2006. The Fund and the Manager have also entered into an Expense Limitation Agreement pursuant to which the Manager has contractually agreed to waive its fees and/or reimburse the Fund for its operating expenses to the extent necessary so that the operating expenses of the Fund do not exceed 1.35%. This Expense Limitation Agreement is in effect until August 31, 2009. Any such fee waivers by the Manager through August 31, 2009, or thereafter, or payments by the Manager of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 1.35% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.

     Unless sooner terminated, the Management Contract shall continue in effect until September 1, 2008, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Management Contract is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Manager. The Management Contract also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

ETF SUBADVISER

     Northern Trust Investments, N.A. (the "ETF Subadviser"), has been retained by the Manager to manage the Fund's investments pursuant to a subadvisory agreement effective as of September 1, 2006 among the ETF Subadviser, the Manager and the Trust (the "Subadvisory Agreement"). The ETF Subadviser manages the Fund's portfolio and continuously administers the Fund's investment program. The ETF Subadviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended, located at 50 South LaSalle Street, Chicago, IL 60675. The ETF Subadviser primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. It is a subsidiary of The Northern Trust Company ("TNTC"), which acts as the Fund's Custodian. TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2006, Northern Trust Corporation and its subsidiaries had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.

     Under the terms of the Subadvisory Agreement, the Manager (not the Fund) pays the ETF Subadviser for its services to the Fund. The aggregate fee paid to the ETF Subadviser is equal to 0.30% of the Fund's average daily net assets, subject to a minimum annual fee of $42,000 ($10,500 quarterly). The Fund has not yet commenced operations; therefore, no subadvisory fees have been incurred as of the date of this SAI.

     The Subadvisory Agreement will remain in force until September 1, 2008 and from year to year thereafter, provided such continuance is approved at least annually by: (1) the Board of Trustees or (2) a vote of the majority of the Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement may be terminated at any time, on 60 days written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting shares, or by the ETF Subadviser. The Subadvisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

ADDITIONAL SUBADVISERS

     When the Fund has accumulated at least $100 million in net assets, the Fund may hire an additional subadviser to manage each asset allocation category in which the Fund invests, in which case the additional subadvisers would be responsible for making investment decisions and placing orders to purchase and sell securities for the Fund. Subject to the oversight of the Manager and the Board of Trustees, the subadvisers would have complete discretion as to the purchase and sale investments for the Fund consistent with the Fund's investment objective, policies and restrictions. The Manager would compensate all subadvisers out of its management fee.

     The Management Contract and Subadvisory Agreement both provide that the Manager/ETF Subadviser, respectively, shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager/ETF Subadviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

PORTFOLIO MANAGER

     Kevin Hardy is the Portfolio Manager of the Fund.

OTHER ACCOUNTS MANAGED (AS OF AUGUST 1, 2006)

     The Portfolio Manager is also responsible for the day-to-day management of other accounts, as indicated by the following table.

-------------------------------------------------------------------------------------------------------------------------------


                                                                                                              Total Assets of
                                                                                        Number of Accounts   Accounts Managed
                                                                      Total Assets of      Managed with      with Advisory Fee
     Name of                                  Total Number of Other    Other Accounts   Advisory Fee Based       Based on
Portfolio Manager      Type of Accounts         Accounts Managed          Managed         on Performance       Performance
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Kevin Hardy         Registered Investment
                    Companies:                         0              $              0          0              $            0
                    Other Pooled Investment
                    Vehicles:                          0              $              0          0              $            0
                    Other Accounts:                   77              $ $2,166,740,000          0              $            0

-------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

     The Portfolio Manager is responsible for managing the Fund, as well as other accounts, including separate accounts. The Portfolio Manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The Portfolio Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The ETF Subadviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, it has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, it has adopted policies limiting the circumstances under which cross-trades may be effected. The ETF Subadviser conducts periodic reviews of trades for consistency with these policies.

OWNERSHIP OF FUND SHARES

     The Fund has not yet commenced operations as of the date of this SAI. Accordingly, the Fund's Portfolio Manager did not own any shares of the Fund as of the date of this SAI.

COMPENSATION

     The compensation for the Fund's Portfolio Manager is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his respective team. For the Fund's Portfolio Manager, the variable incentive award is not based on performance of the Fund or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

                         CALCULATION OF NET ASSET VALUE

     The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sales price, if available, otherwise at the mean of the closing bid and ask prices. Options traded on national securities exchanges are valued at a price between the closing bid and ask prices determined to most closely reflect market value as of the time of computation of net asset value. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

     The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable; or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

     The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($25,000 initial investment / $ 1,000 subsequent investment minimum), which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $50,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Fund at 1-800-208-6070. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-208-6070, or by writing to:

                      Surgeons Diversified Investment Fund
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, please call or write the Transfer Agent.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Subadvisory Agreement, the ETF Subadviser determines, subject to the general supervision of the Manager and the Board of Trustees, and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund's portfolio transactions. The ETF Subadviser seeks the most favorable price and execution in the purchase and sale of securities.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

     The ETF Subadviser selects broker-dealers with the goal of obtaining "best execution." The ETF Subadviser will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded. Recognizing the value of the factors listed above, the ETF Subadviser may cause the Fund to pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction.

     The Fund has not yet commenced operations as of the date of this SAI, and accordingly has incurred no brokerage commissions as of the date of this SAI.

                                  PROXY VOTING

     The Trust, the Manager and the ETF Subadviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust, the Manager and the ETF Subadviser are attached to this SAI as Appendix B. On or before August 31, 2007, information regarding how the Fund voted proxies relating to portfolio securities during the current 12-month period ending June 30, 2007 will be available without charge by calling 1-800-208-6070, or on the SEC's website at HTTP://WWW.SEC.GOV.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Trustees of the Trust has adopted policies and procedures to govern the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Fund's shareholders. The procedures identify the circumstances under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. The release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the Board, must be approved by the Fund's chief compliance officer, and may be made only if the disclosure is consistent with a legitimate business purpose of the Fund and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

     Except as provided in the Trust's policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holdings of the Fund may be provided to any person. No person or entity may receive any compensation or other consideration (including any agreement to maintain assets in the Fund) for the disclosure of the Fund's portfolio holdings. The Trust's chief compliance officer is responsible for monitoring the use and disclosure of information relating to the Fund's portfolio holdings.

     PUBLIC DISCLOSURE. A complete list of the Fund's portfolio holdings is included in the reports the Trust files with the SEC after the end of each quarter. The Trust will disclose portfolio holdings information of the Fund on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual period and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Fund's fiscal year).

     Disclosure of statistical or descriptive information about the Fund's holdings that does not specifically name the securities held is not prohibited by the Fund's policy on the release of portfolio holdings.

     RELEASE OF PORTFOLIO HOLDINGS TO FUND SERVICE PROVIDERS AND OTHER THIRD PARTIES. The Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by the Trust's chief compliance officer, such disclosure in the manner and at the time proposed is consistent with the Fund's legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure: (a) to the Trustees of or service providers to the Trust who have a reasonable need of that information to perform their services for the Fund, including, but not limited to the Manager and the Trust's distributor, administrator, transfer agent, custodian, legal counsel and independent registered public accounting firm; (b) disclosure to broker-dealers or other counterparties, research providers or analytical services of lists of holdings or lists of securities of interest in connection with their provision of brokerage, research or analytical services; and (c) in connection with redemptions in kind permitted under the Trust's policy on redemptions in kind.

     EXCEPTIONS TO POLICY. Exceptions to the policy on the release of portfolio holdings must be (i) based on a determination by the Trust's chief compliance officer that such disclosure in the manner and at the time proposed is consistent with the Fund's legitimate business purpose and (ii) made pursuant to a written agreement under which the person or entity receiving portfolio holdings information is subject to a duty of confidentiality and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available.

     The Trust's chief compliance officer is responsible for keeping written records of any exceptions granted. Any exceptions are required to be reported to the Board of Trustees no later than at the next regularly scheduled board meeting after an exception is made.

     For the portfolio holdings disclosure policy of an Underlying ETF, please refer to the statement of additional information for such Underlying ETF.

                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

     Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

     As Administrator, Ultimus Fund Solutions, LLC assists in supervising all operations of the Fund (other than those performed by the Manager under the Management Contract). Ultimus has agreed to perform or arrange for the performance of the following services (under the Administration Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Fund;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

     -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations; and

     -- makes such reports to the Trust's Board of Trustees as the Board reasonably requests.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

     As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

     Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $30,000 per year for one class of shares; $36,000 per year for two classes of shares; and $42,000 per year for three classes of shares plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The Fund Accounting Fee listed here includes up to 200 portfolio trades per month and $5.00 for each additional trade. The Fund also pays Ultimus $250.00 per month for performance reporting and reimburses Ultimus for the cost of daily portfolio price quoting services utilized by Ultimus. The annual fee payable by the Fund to Ultimus as Transfer Agent listed above is at the annual rate of $20 per shareholder account, subject to a minimum annual fee of $18,000 per fund/ per class. The Fund also reimburses Ultimus for its expenses and various incidental fees incurred in serving as Transfer Agent, Fund Accountant and Administrator.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until September 1, 2008. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is a wholly-owned subsidiary of Ultimus.

     The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Distribution Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by the Distributor of its obligations and duties thereunder.

DISTRIBUTION PLAN

     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares. Under the terms of the Plan, the Fund may pay for various expenses incurred in connection with the distribution of shares, including payments to the Distributor, securities dealers and others who are engaged in the sale of shares, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Fund may reasonably request and which are not otherwise provided by the Fund's transfer agent. The Trust, on behalf of the Fund, is authorized to engage in such activities listed, either directly or through other persons with which the Trust has entered into agreements related to this Plan and to pay directly, or reimburse the Manager for, any such fees or other costs. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the Fund's average daily net assets. Unreimbursed expenses will not be carried over from year to year, nor will the Fund have any obligation for unreimbursed expenses upon termination of the Plan. The Fund has not yet commenced operations as of the date of this SAI, and accordingly has incurred no distribution expenses as of the date of this SAI.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of assets for distribution expenses under the Plan should assist in the Fund's growth, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of assets for distribution will be realized. While the Plan is in effect, all amounts spent pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

CUSTODIAN

     The Northern Trust Company (the "Custodian"), 50 South LaSalle Street, Chicago, Illinois 60675 serves as Custodian to the Trust pursuant to a Custody Agreement. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The ETF Subadviser is a wholly-owned subsidiary of the Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Trust has selected Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Trust for its fiscal year ending August 31, 2007.

LEGAL COUNSEL

     The Trust has retained Bell, Boyd & Lloyd LLC, Three First National Plaza, 70 West Madison Street, Suite 31, Chicago, Illinois 60602-7207, to serve as legal counsel for the Trust.

                               GENERAL INFORMATION
DESCRIPTION OF SHARES

     The Board of Trustees is authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders to shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.

CODE OF ETHICS

     The Trust, the Manager, the ETF Subadviser and the Distributor have adopted codes of ethics that set forth the circumstances under which the Trustees, officers, employees and access persons of the Trust are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund or the Underlying ETFs.

                           ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

     Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

AUDITED FINANCIAL STATEMENTS

     The financial statements of the Fund as of July 27, 2006, which have been audited by Ernst & Young LLP, are set forth below.

                      SURGEONS DIVERSIFIED INVESTMENT FUND

                                   A SERIES OF

                      SURGEONS DIVERSIFIED INVESTMENT FUND


                              FINANCIAL STATEMENTS
                                      AS OF
                                  JULY 27, 2006


                                  TOGETHER WITH
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING REPORT

                      SURGEONS DIVERSIFIED INVESTMENT FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               AS OF JULY 27, 2006

ASSETS
Cash                                                             $     100,000
  TOTAL ASSETS                                                         100,000

LIABILITIES                                                                -

NET ASSETS FOR SHARES OF BENEFICIAL
  INTEREST OUTSTANDING                                           $     100,000

SHARES OUTSTANDING                                                      10,000

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
SHARE                                                            $       10.00

NET ASSETS CONSIST OF:
  Paid-in capital                                                $     100,000


The accompanying notes are an integral part of this statement.

                      SURGEONS DIVERSIFIED INVESTMENT FUND
                             STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JULY 27, 2006


INVESTMENT INCOME                                           $              -
                                                           ---------------------

EXPENSES
Organization and offering costs (Note 4)                                85,000
Reimbursement of expenses by Manager (Note 4)                          (85,000)
                                                           ---------------------
  NET EXPENSES                                                             -
                                                           ---------------------

NET INVESTMENT INCOME                                       $              -
                                                           =====================



The accompanying notes are an integral part of this statement.

                      SURGEONS DIVERSIFIED INVESTMENT FUND
                        NOTES TO THE FINANCIAL STATEMENTS
                               AS OF JULY 27, 2006


(1) Surgeons Diversified Investment Fund (the "Fund") is a diversified series of Surgeons Diversified Investment Fund (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated March 2, 2006. The investment objective of
     Surgeons Diversified Investment Fund is to provide long term capital appreciation and income. On July 27, 2006, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to Surgeons Asset Management, LLC, the investment manager to the Fund. The Fund has had no operations except for the initial issuance of shares.


(2) The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3) A Trustee of the Trust and certain officers of the Trust are also officers of Surgeons Asset Management, LLC (the "Manager"), which serves as the investment manager to the Fund. For its services, the Fund will pay the Manager an investment advisory fee at the annual rate of 1.00% of its average daily net assets. The Fund is responsible for its own operating expenses. The Fund and the Manager have executed an Expense Limitation Agreement, pursuant to which the Manager has agreed to limit the aggregate ordinary operating expenses of the Fund, including the management fees payable to the Manager. Under the Expense Limitation Agreement, the Manager has contractually agreed (for a period of three years from the Fund's start of operations) to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses, do not exceed an amount equal to 1.35% annually of its average net assets. "Ordinary operating expenses" do not include organization or offering costs of the Fund, which the Manager has otherwise agreed to pay as described in Note 4. Any fee waivers or expense reimbursements by the Manager under the Expense Limitation Agreement are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Manager to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.


(4) The Manager has agreed to pay all expenses related to the organization and offering of the Fund disclosed on the Statement of Operations and any additional organization or offering costs incurred after the date of these financials. Such expenses are not subject to repayment by the Fund to the Manager.

(5) The Trust has adopted a plan of distribution under which the Fund may directly incur or reimburse for certain expenses related to the distribution of its shares. The annual limitation for payment of expense pursuant to the plan is 0.25% of the Fund's average daily net assets.


(6) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Investment Management Contract, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

ERNST & YOUNG            ERNST & YOUNG LLP                Phone:  (513) 612-1400
                         1900 Scripps Center              www.ey.com
                         312 Walnut Street
                         Cincinnati, Ohio  45202



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Trustees and Shareholder of Surgeons Diversified Investment Fund of Surgeons Diversified Investment Fund:

We have audited the accompanying statement of assets and liabilities of Surgeons Diversified Investment Fund of Surgeons Diversified Investment Fund (the "Fund") as of July 27, 2006, and the related statement of operations for the one day then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Surgeons Diversified Investment Fund of Surgeons Diversified Investment Fund at July 27, 2006, and the results of its operations for the one day then ended, in conformity with U.S. generally accepted accounting principles.


                                             /s/ ERNST & YOUNG LLP


Cincinnati, Ohio
August 3, 2006

                                   APPENDIX A

                              RATINGS DESCRIPTIONS


     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

     RATINGS BY MOODY'S

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

     COMMERCIAL PAPER:

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

               Prime-1       Highest Quality
               Prime 2       Higher Quality
               Prime-3       High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

     S&P Ratings

AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

BB, B, CCC, CC and C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

     Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     COMMERCIAL PAPER:

     A-- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

     A-1-- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                                   APPENDIX B

                              PROXY VOTING POLICIES

                         SURGEONS ASSET MANAGEMENT, LLC
                      SURGEONS DIVERSIFIED INVESTMENT FUND

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

     PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by Surgeons Diversified Investment Fund (the "Trust"). These policies and procedures have also been adopted by Surgeons Asset Management, LLC (the "Manager"), the investment manager to Surgeons Diversified Investment Fund (the "Fund"), a series of the Trust, and are to be implemented by the various subadvisers to the Fund. Where a subadviser has been appointed to manage certain assets of the Fund, that subadviser shall vote any proxies relating to portfolio securities it manages.

     DEFINITIONS

          PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

          PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Manager or various subadvisers to the Fund as being responsible for supervising and implementing these Policies and Procedures.

     POLICY FOR VOTING PROXIES OF EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES. Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies of exchange traded funds ("ETFs") and other investment companies voted by the Fund will be accompanied by the following voting instructions: "Vote these shares in the same proportion as the vote of all other holders of such shares. Surgeons Diversified Investment Fund, the record owner of the company's shares, is a registered investment company."

     Policy for Voting Proxies of Other Portfolio Securities.
     -------------------------------------------------------

          FIDUCIARY CONSIDERATIONS. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Fund. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Fund's shareholders.

     CONFLICTS OF INTEREST. The Fund and the Manager recognizes that under certain circumstances the Manager and/or various subadvisers may have a conflict of interest in voting proxies on behalf of the Fund. Such circumstances may include, but are not limited to, situations where the
     Manager or a subadviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Manager and each subadviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Manager/subadviser with respect to voting proxies on behalf of the Fund, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the subadviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Manager/subadviser shall not vote proxies relating to such issuers on behalf of the Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Manager/subadviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Manager/subadviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Committee of Independent Trustees of the Trust and the Manager/subadviser shall follow the instructions of the Committee of Independent Trustees or (ii) the Manager/subadviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee of Independent Trustees. The proxy manager shall keep a record of all materiality decisions and report them to the Committee of Independent Trustees on a quarterly basis.

     ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

     PROXY MANAGER APPROVAL. Votes on non-routine matters and votes against a management's recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

     PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Trust's Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

     SUBADVISERS' VOTING PROCEDURES. The Trust acknowledges that the various subadvisers to the Fund have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the subadvisers may implement them with respect to voting proxies on behalf of the Fund. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the subadvisers' policies and procedures.

     FORM N-PX. A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the Chief Executive Officer of the Trust and the Manager. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that the Fund's proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request by calling 1-800-208-6070 or on the Fund's Website at www.surgeonsfund.com and is also available on the SEC's Website at WWW.SEC.GOV.

                           NORTHERN TRUST CORPORATION
                          U.S. PROXY VOTING GUIDELINES


                                 AMENDED 6/01/06

                           NORTHERN TRUST CORPORATION
                          U.S. PROXY VOTING GUIDELINES

                                 AMENDED 6/01/06



These Proxy Voting Guidelines supplement the Northern Trust Corporation Proxy Voting Policies and Procedures (last amended on 4/18/05) and serve as general guidelines for the voting of domestic (U.S.) proxies by Northern Trust Corporation affiliates for accounts over which Northern Trust has been granted proxy voting discretion.


                            I. THE BOARD OF DIRECTORS


A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Northern Trust generally votes FOR director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism.



B. CHAIRMAN AND CEO ARE THE SAME PERSON

Northern Trust generally votes AGAINST shareholder proposals that would require the positions of Chairman and CEO to be held by different persons.


C. DIRECTOR INDEPENDENCE

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against all shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes against shareholder proposals that would require the appointment of a lead or presiding director unless the audit, compensation and nominating committees are not composed of independent persons. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.

For all situations that involve a NASDAQ or a NYSE listed company, Northern Trust will use the NASDAQ's or the NYSE's definition, respectively, of an independent director to determine a board candidate's status. In any other situation, Northern Trust will consider a board candidate or member to lack independence if the proposed director:

a) Receives, or one of the proposed director's immediate family members receives, more than $100,000 per year in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); such person is presumed not to be independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

b) Is affiliated with or employed by, or if one of the proposed director's immediate family members is affiliated with or employed in a professional capacity by, a present or former auditor of the company; the proposed director will not be considered "independent" until three years after the end of either the affiliation or the auditing relationship.

c) Is employed, or one of the proposed director's immediate family members is employed, as an executive officer of another company where any of the listed company's present executives serves on that company's compensation committee; the proposed director will not be considered "independent" until three years after the end of such service or the employment relationship.

d) Is an executive officer or an employee, or one of the proposed director's immediate family members is an executive officer, of another company (A) that accounts for at least 2% or $1 million, whichever is greater, of the listed company's consolidated gross revenues, or (B) for which the listed company accounts for at least 2% or $1 million, whichever is greater, of such other company's consolidated gross revenues; in each case, the proposed director is not considered "independent" until three years after consolidated gross revenues fall below that threshold.



D. STOCK OWNERSHIP REQUIREMENTS

Northern Trust generally votes AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.


E. TERM OF OFFICE

Northern Trust generally votes AGAINST shareholder proposals to limit the tenure of outside directors.


F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE BY CASE basis. Northern Trust generally votes FOR proposals providing indemnification protection to officers and directors, and FOR proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.


G. CHARITABLE CONTRIBUTIONS

Northern Trust votes AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.



                               II. PROXY CONTESTS


A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

o long-term financial performance of the target company relative to its industry;
o    management's track record;
o    background to the proxy contest;
o    qualifications of director nominees (both slates);
o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
o    stock ownership positions.


B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis. Northern Trust will support such proposals in general in those cases where (i) Northern Trust votes in favor the dissidents and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

     Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

                                  III. AUDITORS


RATIFYING AUDITORS

Northern Trust generally votes FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Northern Trust generally votes AGAINST shareholder proposals seeking to restrict the ability of a company's auditors to provide non-audit services.

Northern Trust generally votes AGAINST shareholder proposals that would request a company to periodically change its audit firm.



                           IV. PROXY CONTEST DEFENSES


A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Northern Trust generally votes AGAINST proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.


B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Northern Trust generally votes FOR proposals that provide that directors may be removed only for cause.

Northern Trust generally votes FOR proposals allowing shareholders to elect replacements and fill vacancies.


C. CUMULATIVE VOTING

Northern Trust generally votes AGAINST proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.


Northern Trust generally votes FOR proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust's majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes AGAINST such cumulative voting proposals.



D.  MAJORITY VOTING


     In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

     In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes FOR shareholder majority voting proposals.

     In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes AGAINST shareholder majority voting proposals, provided that the policy is set forth in the company's annual proxy statement and either:

          - requires nominees who receive majority withhold votes to tender their resignation to the board;
          - sets forth a clear and reasonable timetable for decision-making regarding the nominee's status; and
          - does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

     In determining the adequacy of a company's majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee's resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underling causes of the withheld votes, etc.).

E. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Northern Trust generally votes FOR proposals to restrict or prohibit shareholder ability to call special meetings, but will vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings if the minimum ownership requirement is at least 15% of outstanding shares.

F. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Northern Trust generally votes FOR proposals to restrict or prohibit shareholder ability to take action by written consent.

G. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Northern Trust generally votes AGAINST proposals limiting management's ability to alter the size of the board.


                            V. TENDER OFFER DEFENSES


A. POISON PILLS

Northern Trust generally votes AGAINST shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a CASE-BY-CASE basis management proposals to ratify a poison pill.


B. FAIR PRICE PROVISIONS

Northern Trust will review votes CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern  Trust  generally   votes  FOR  shareholder   proposals  to  lower  the
shareholder vote requirement in existing fair price provisions.


C. GREENMAIL

Northern Trust generally votes FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Northern Trust votes on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.



D. Pale Greenmail


Northern Trust votes on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

Northern Trust generally votes AGAINST dual class exchange offers.

Northern Trust generally votes AGAINST dual class recapitalizations.


F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Northern Trust generally votes AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Northern Trust generally votes AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Northern Trust generally votes FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


H. WHITE SQUIRE PLACEMENTS

Northern Trust generally votes for shareholder proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes, unless the company has committed to issuing such shares with no more than one vote per share.


                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

Northern Trust generally votes FOR proposals requiring confidential voting and independent vote tabulators.


B. EQUAL ACCESS

Northern Trust generally votes AGAINST shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

Northern Trust votes on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.


D. SHAREHOLDER ADVISORY COMMITTEES

Northern Trust votes on a CASE-BY-CASE basis, proposals to establish a shareholder advisory committee.



                             VII. CAPITAL STRUCTURE


A. COMMON STOCK AUTHORIZATION

Northern Trust votes on a CASE-BY-CASE basis, proposals to increase the number of shares of common stock authorized for issue.

B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Northern Trust generally votes FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.


C. REVERSE STOCK SPLITS

Northern Trust generally votes FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.


D. BLANK CHECK PREFERRED AUTHORIZATION

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.


E. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Northern Trust generally votes in favor of shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.


F. ADJUST PAR VALUE OF COMMON STOCK

Northern Trust generally votes FOR management proposals to reduce the par value of common stock.


G. PREEMPTIVE RIGHTS

Northern Trust reviews on a CASE-BY-CASE basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.


H. DEBT RESTRUCTURINGS

Northern Trust reviews on a CASE-BY-CASE basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
o CHANGE IN CONTROL -- Will the transaction result in a change in control of the company?
o BANKRUPTCY -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.


I. SHARE REPURCHASE PROGRAMS

Northern Trust generally votes FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION


Northern Trust votes on a CASE-BY-CASE basis on executive and director compensation plans. Northern Trust generally votes AGAINST compensation plans if :

     The exercise price is less than 100% of fair market value at the time of grant; OR
     The company has repriced underwater stock options during the past three years; OR
     The company fails the following described burn rate test.

     A company will generally fail Northern Trust 's burn rate test if its three year average burn rate exceeds 2% AND exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both of the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal. Restricted shares or other "full-value" awards granted will be counted against the burn rate based on the following multiplier that varies based on a company's annual stock price volatility:

COMPANY CHARACTERISTICS          ANNUAL STOCK PRICE VOLATILITY      MULTIPLIER
     High Volatility                    53% or greater               1.5 to 1
     MediumVolatility                   25% to 52.99%                2.0 to 1
     Low Volatility                     25% or lower                 4.0 to 1


A. OBRA-RELATED COMPENSATION PROPOSALS

o    AMENDMENTS  THAT  PLACE  A CAP ON  ANNUAL  GRANT  OR  AMEND  ADMINISTRATIVE
     FEATURES

Northern Trust generally votes FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Northern Trust generally votes FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans that would both increase shares reserved AND qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

o    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Northern Trust generally votes FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Northern  Trust  generally  votes  AGAINST   shareholder   proposals  that  seek
additional disclosure of executive and director pay information.

Northern Trust votes on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.


C. GOLDEN AND TIN PARACHUTES

Northern Trust generally votes AGAINST shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


D. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) AND OTHER BROAD-BASED EMPLOYEE STOCK PLANS

Northern Trust generally votes FOR proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is "excessive" (i.e., generally greater than ten percent (10%) of outstanding shares).

E. 401(K) EMPLOYEE BENEFIT PLANS

Northern Trust generally votes FOR proposals to implement a 401(k) savings plan for employees.

F. DIRECTOR RETIREMENT BENEFITS

Northern Trust generally votes FOR shareholder proposals requesting companies cease to pay retirement benefits to directors.

G. STOCK OPTION EXPENSING

Pending the adoption of definitive rules on option expensing by the FASB, Northern Trust will generally vote against shareholder proposals requesting that companies expense options.

                           IX. STATE OF INCORPORATION


A. VOTING ON STATE TAKEOVER STATUTES

Northern Trust votes on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.




                     X. MERGERS AND CORPORATE RESTRUCTURINGS


A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o    anticipated financial and operating benefits;
o    offer price (cost vs. premium);
o    prospects of the combined companies;
o    how the deal was negotiated; and
o    changes in corporate governance and their impact on shareholder rights.


B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. ASSET SALES




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Votes on asset  sales are made on a  CASE-BY-CASE  basis after  considering  the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.


E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


F. APPRAISAL RIGHTS

Northern Trust generally votes FOR proposals to restore, or provide shareholders with, rights of appraisal.


G. CHANGING CORPORATE NAME

Northern Trust generally votes FOR changing the corporate name.


H. ADJOURN MEETING

Northern Trust generally votes AGAINST proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.



                                XI. MUTUAL FUNDS

A. ELECTION OF TRUSTEES

Votes on trustee nominees are evaluated on a CASE-BY-CASE basis.


B. INVESTMENT ADVISORY AGREEMENT

Votes on investment advisory agreements are evaluated on a CASE-BY-CASE basis.


C. FUNDAMENTAL INVESTMENT RESTRICTIONS

Votes on amendments to a fund's fundamental investment restrictions are evaluated on a CASE-BY-CASE basis.




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D. DISTRIBUTION AGREEMENTS

Votes on distribution agreements are evaluated on a CASE-BY-CASE basis.




                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general, Northern Trust generally votes AGAINST shareholder social and environmental proposals.









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